UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2009

Date of reporting period: May 1, 2008 — October 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Capital Opportunities Fund

FUND SYMBOL (CLASS A SHARES): PCOAX

10|31|08

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Capital
Opportunities
Fund

10 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	11
Expenses	13
Portfolio turnover	15
Risk	16
Your fund’s management.	16
Terms and definitions	18
Trustee approval of management contract	19
Other shareholder information	24
Financial statements	25
Brokerage commissions	49

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

For several months now, financial markets have been experiencing significant upheaval. Coordinated responses by economic and financial authorities in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term.

Putnam, meanwhile, is making several important changes to its equity fund lineup and portfolio teams under the leadership of its newly appointed President and Chief Executive Officer, Robert L. Reynolds. Putnam is removing product redundancies, seeking the best investment talent, bolstering equity research, fostering individual portfolio manager’s authority and accountability, and realigning compensation for managers so that only those who achieve top-quartile returns for shareholders are eligible for full bonuses.

In addition, Putnam is defining fundamental research as the cornerstone of its equity management approach, with quantitative analysts providing input to — but not driving — investment decisions. Putnam is also streamlining its range of equity funds by merging six equity funds into larger funds with similar investment objectives. In addition to removing product redundancies, these mergers are generally expected to result in lower expense ratios for shareholders.

Mr. Reynolds, who joined Putnam in July, has substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. Mr. Haldeman continues to serve as President of the Funds and as a Trustee. Mr. Reynolds also serves as a Trustee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value can be based on the firm’s physical assets (factories, inventory, or staff) or on less easily quantifiable measures (long-term competitive advantage, management expertise, or research and development efforts). A stock’s price, however, may or may not accurately reflect the company’s underlying value.

A stock may be mispriced for many reasons, such as when the company has problems that concern its management, industry, or product line. Temporary factors, such as a cyclical industry downturn or a one-time inventory issue, may also cause a stock to be undervalued.

In addition, unlike the widely followed large, blue-chip companies, smaller companies are less likely to be covered by industry researchers. This lack of coverage can lead to the undervaluation of these stocks. It is up to the fund’s manager to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

To uncover undervalued stocks with the long-term potential for growth, the manager draws on his experience as well as on the expertise of Putnam’s equity analysts. Because the fund is managed in Putnam’s “blend” style, the manager is not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in these companies.

The fund invests some or all of its assets in small and/or midsize investments greater price fluctuations.

Investor overreaction
can mean investment
opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is “behavioral insight.” When an event that negatively affects a company occurs, such as a temporary inventory shortage or a change in management, investors may overreact, either by selling off the stock or buying it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

The portfolio manager and equity analysts for Putnam Capital Opportunities Fund determine behavioral rankings as part of their detailed stock-by-stock valuation process. Their process integrates sophisticated quantitative models, behavioral insights, and an in-depth analysis of each company’s fundamental worth.

Putnam Capital Opportunities Fund holdings have
spanned sectors and industries over time.

Performance snapshot

Average annual total return (%) comparison as of 10/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 11–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Joseph Joseph

Joe, investors were faced with unprecedented volatility during the reporting period. How did the fund perform?

With the historic market sell-off in September and October coming on the heels of an already-depressed market, the reporting period proved disappointing, with the fund delivering a loss of 28.76% for the six months ended October 31, 2008. While good stock selection in the consumer and health-care sectors helped the fund hold up better than the –29.59% return of its benchmark, the Russell 2500 Index, it lagged the average return for its Lipper peer group, which returned –27.49%.

What contributed to the sharp decline in the financial markets, particularly in the final months of the fiscal year?

The faltering housing market and subprime mortgage meltdown are at the heart of the financial crisis. However, as the housing market struggled during the fiscal year, losses spread to the traditional mortgage market. Small and large investors alike experienced great losses on securities backed by subprime mortgages and mortgage-backed securities. Ultimately, the decline in the value of these securities contributed to the demise of several financial institutions and a severe credit crunch.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/08. See page 6 and pages 11–13 for additional fund performance information. Index descriptions can be found on page 18.

In addition, the strength of the nation’s banking system came into question as several lenders failed as a result of their exposure to subprime debt and the lack of liquidity in the financial markets. As of this interview, several major financial institutions were in the process of being acquired, including Washington Mutual Inc., Merrill Lynch & Co., and Wachovia Corp. The loss of investor confidence is affecting relatively healthy financial institutions like Goldman Sachs, which reported profits despite the market’s decline.

Could you discuss some of the fund’s holdings that struggled in this environment?

Three holdings come to mind. Autoliv Inc., which makes safety systems for automobiles, suffered when car sales slowed faster than expected in response to the credit crisis and the deteriorating outlook for auto suppliers. The global economic slowdown is also dampening prospects for Manitowoc Co., which builds cranes for use in infrastructure construction and energy projects worldwide. The market appears to be anticipating a slowdown in this business as well as continued weak demand for Manitowoc’s food service appliances. Finally, Trico Marine Services, Inc., which provides marine support services to the oil and gas industry, underperformed due to anticipated spending cutbacks by oil and gas exploration and production companies. By the end of the period, the holding had been sold.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Wolverine World Wide, Inc. (1.4%)	Consumer cyclicals	Retail
Dollar Tree, Inc. (1.4%)	Consumer cyclicals	Retail
Watson Pharmaceuticals, Inc. (1.4%)	Health care	Pharmaceuticals
Aeropostale, Inc. (1.3%)	Consumer cyclicals	Retail
Hasbro, Inc. (1.3%)	Consumer cyclicals	Toys
Invitrogen Corp. (1.2%)	Health care	Biotechnology
Lincare Holdings, Inc. (1.2%)	Health care	Health-care services
Career Education Corp. (1.1%)	Consumer staples	Schools
King Pharmaceuticals, Inc. (1.1%)	Health care	Pharmaceuticals
Toro Co. (The) (1.0%)	Consumer cyclicals	Retail

Which stocks helped performance?

The fund’s best-performing stock was Dollar Tree, Inc. At the start of the fiscal year, the company’s stock was relatively undervalued. As fears of recession turned into reality, Dollar Tree’s competitively priced products appealed to consumers on tight budgets, and company fundamentals improved. Lincare Holdings outperformed when Medicare’s changes to reimbursement for the company’s services proved to be less negative than expected. Longs Drug Stores Corp. also contributed positively to results when Walgreens and CVS Caremark made offers to buy the company.

What is your outlook as the fund enters the second half of its fiscal year?

Deepening fears about the lack of liquidity in the credit markets and a U.S. recession have widened into broader concerns about the global economy and the fate of financial institutions abroad. We are seeing a concerted effort by central banks, the U.S. Treasury, and their global counterparts to lower short-term interest rates in hopes of reassuring markets, encouraging lending, and stabilizing economies.

However, not even coordinated policy action can reverse the economic damage caused by the absence of credit and the loss of confidence across various market participants. Deleveraging, or the selling of excess debt, is under way

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

and, we believe, must continue in order to restore more solid underpinnings to the financials sector. Consequently, we expect further volatility in the months ahead.

Not surprisingly, the prolonged instability is creating tremendous buying opportunities. We’ll continue to employ our disciplined investment strategy, using a series of valuation factors to identify stocks that we believe are trading below their intrinsic value. Our goal is to find those that will appreciate over time as the market recognizes their value.

Joe, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N  T H E  N E W S

In November, the Federal Reserve Bank (the Fed) and the U.S. Treasury announced $800 billion in new lending programs to help the consumer lending and home mortgage markets. The Treasury and the Fed said they would create a $200 billion program to support the issuance of securities that are backed by car loans, student loans, credit card debt, and small-business loans. In a separate action, the Fed said it would lower mortgage rates and increase the availability of credit for the housing market by buying up to $600 billion in debt tied to home loans backed by Fannie Mae, Freddie Mac, and other government-controlled financing agencies.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	3.09%	2.51%	2.34%	2.34%	2.34%	2.34%	2.58%	2.23%	2.84%	3.30%

10 years	63.75	54.44	52.10	52.10	52.08	52.08	55.69	50.20	59.67	67.25
Annual average	5.06	4.44	4.28	4.28	4.28	4.28	4.53	4.15	4.79	5.28

5 years	–1.02	–6.69	–4.65	–5.94	–4.73	–4.73	–3.44	–6.80	–2.30	0.18
Annual average	–0.20	–1.38	–0.95	–1.22	–0.96	–0.96	–0.70	–1.40	–0.46	0.04

3 years	–24.22	–28.56	–25.90	–27.40	–25.94	–25.94	–25.30	–27.91	–24.81	–23.73
Annual average	–8.83	–10.60	–9.51	–10.12	–9.53	–9.53	–9.27	–10.33	–9.07	–8.63

1 year	–37.77	–41.34	–38.23	–41.02	–38.21	–38.77	–38.03	–40.20	–37.90	–37.64

6 months	–28.76	–32.82	–28.99	–32.54	–29.01	–29.72	–28.98	–31.49	–28.84	–28.74

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 10/31/08

		Lipper Small-Cap
	Russell 2500	Core Funds
	Index	category average*

Annual average (life of fund)	4.03%	3.78%

10 years	76.68	88.99
Annual average	5.86	6.12

5 years	7.41	5.76
Annual average	1.44	0.95

3 years	–16.79	–18.66
Annual average	–5.94	–6.79

1 year	–37.27	–36.94

6 months	–29.59	–27.49

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/08 , there were 814, 777, 625, 485, 204, and 184 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/08	$9.25	$9.81	$8.45	$8.55	$8.73	$9.05	$9.12	$9.43

10/31/08	6.59	6.99	6.00	6.07	6.20	6.42	6.49	6.72

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.47%	4.87%	4.70%	4.70%	4.70%	4.70%	4.95%	4.58%	5.22%	5.69%

10 years	109.97	97.86	94.89	94.89	95.16	95.16	99.70	92.83	104.86	114.61
Annual average	7.70	7.06	6.90	6.90	6.92	6.92	7.16	6.79	7.43	7.94

5 years	33.94	26.27	29.05	27.31	29.05	29.05	30.68	26.09	32.32	35.72
Annual average	6.02	4.78	5.23	4.95	5.23	5.23	5.50	4.75	5.76	6.30

3 years	–5.96	–11.39	–8.00	–9.87	–8.02	–8.02	–7.34	–10.58	–6.55	–5.19
Annual average	–2.03	–3.95	–2.74	–3.40	–2.75	–2.75	–2.51	–3.66	–2.23	–1.76

1 year	–21.02	–25.58	–21.60	–25.15	–21.64	–22.35	–21.38	–24.14	–21.19	–20.81

6 months	–6.52	–11.87	–6.77	–11.43	–6.80	–7.74	–6.67	–9.90	–6.50	–6.39

Fund’s annual operating expenses For the fiscal year ended 4/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from May 1, 2008, to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.74	$8.97	$8.96	$7.89	$6.82	$4.66

Ending value (after expenses)	$712.40	$710.10	$709.90	$710.20	$711.60	$712.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2008, use the following calculation method. To find the value of your investment on May 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.77	$10.56	$10.56	$9.30	$8.03	$5.50

Ending value (after expenses)	$1,018.50	$1,014.72	$1,014.72	$1,015.98	$1,017.24	$1,019.76

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Average annualized expense
ratio for Lipper peer group*	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Capital Opportunities Fund	37%	59%	60%	71%	135%

Lipper Small-Cap Core Funds
category average	91%	82%	83%	86%	86%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on April 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 10/31/08.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available.Those measures are weighted and averaged to produce the fund’s Morningstar Risk.The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved.The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund’s Portfolio Manager is Joseph Joseph.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2008, and October 31, 2007.

Trustee and Putnam employee fund ownership

As of October 31, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$202,000	$33,000,000

Putnam employees	$5,726,000	$396,000,000

Other Putnam funds managed by the Portfolio Manager

Joseph Joseph is also a Portfolio Manager of Putnam International Capital Opportunities Fund.

Joseph Joseph may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s investment team

During the reporting period ended October 31, 2008, Randy Farina, John Ferry, and Franz Valencia left your fund’s management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

•Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

•Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	90th

Three-year period	65th

Five-year period	84th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 775, 611, and 478 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam Management will strengthen the fund’s investment process and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Core Funds category for the one-year, five-year, and ten-year periods ended September 30, 2008 were 71%, 74%, and 72%, respectively. Over the one-year, five-year, and ten-year periods ended September 30, 2008, your fund ranked 560th out of 796, 362nd out of 493, and 146th out of 204 funds, respectively. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 10/31/08 (Unaudited)

COMMON STOCKS (96.0%)*	Shares	Value

Advertising and marketing services (0.2%)
ValueClick, Inc. †	142,931	$1,057,689

Valuevision Media, Inc. Class A †	21,700	14,973

		1,072,662
Aerospace and defense (0.9%)
Alliant Techsystems, Inc. † S	18,700	1,543,498

Cubic Corp.	44,700	994,575

Orbital Sciences Corp. †	27,900	571,671

Teledyne Technologies, Inc. †	30,412	1,385,875

		4,495,619
Automotive (0.3%)
BorgWarner, Inc.	54,700	1,229,109

Lear Corp. †	98,605	198,196

		1,427,305
Banking (6.5%)
BancFirst Corp.	4,400	221,760

Bank of Hawaii Corp.	5,251	266,278

Cardinal Financial Corp.	7,000	43,680

City Bank	46,000	473,800

City Holding Co.	27,303	1,142,358

City National Corp.	50,300	2,692,559

Colonial Bancgroup, Inc.	430,800	1,749,048

Commerce Bancshares, Inc.	20,400	964,512

Cullen/Frost Bankers, Inc.	23,666	1,324,586

First Citizens BancShares, Inc. Class A	4,225	646,087

Frontier Financial Corp.	4,079	27,166

Imperial Capital Bancorp, Inc.	2,990	15,428

Independent Bank Corp.	29,800	857,346

International Bancshares Corp.	62,427	1,621,229

National City Corp.	391,100	1,055,970

PacWest Bancorp	80,250	2,005,448

Seacoast Banking Corp. of Florida S	91,100	808,968

Smithtown Bancorp, Inc. S	38,700	761,229

SVB Financial Group †	89,248	4,591,810

Tompkins Financial Corp.	2,600	127,400

UCBH Holdings, Inc.	115,300	608,784

Webster Financial Corp.	100,100	1,855,854

Whitney Holding Corp.	159,800	3,036,200

Wilmington Trust Corp.	169,124	4,880,919

		31,778,419
Beverage (—%)
Coca-Cola Bottling Company Consolidated	5,446	240,604

		240,604
Biotechnology (2.3%)
Applied Biosystems, Inc.	43,400	1,338,022

Cubist Pharmaceuticals, Inc. † S	74,200	1,883,938

eResearch Technology, Inc. †	113,338	732,163

Invitrogen Corp. †	212,100	6,106,359

Quidel Corp. † S	90,000	1,422,900

		11,483,382

COMMON STOCKS (96.0%)* cont.	Shares	Value

Broadcasting (0.1%)
Sinclair Broadcast Group, Inc. Class A	106,974	$345,526

		345,526
Building materials (0.9%)
AAON, Inc.	20,500	338,045

Apogee Enterprises, Inc.	77,000	759,220

Lennox International, Inc.	116,500	3,474,030

		4,571,295
Chemicals (4.1%)
Ashland, Inc.	43,800	989,442

Balchem Corp.	30,400	777,024

CF Industries Holdings, Inc.	22,400	1,437,856

Compass Minerals International, Inc.	26,800	1,472,124

Cytec Industries, Inc.	37,400	1,059,168

Eastman Chemical Co.	39,900	1,611,561

FMC Corp.	64,437	2,805,587

International Flavors & Fragrances, Inc.	70,300	2,241,164

Lubrizol Corp. (The) S	56,200	2,111,996

Olin Corp.	111,532	2,025,421

OM Group, Inc. † S	46,200	985,908

Spartech Corp.	77,320	491,755

Valspar Corp.	106,840	2,184,878

		20,193,884
Coal (0.3%)
Foundation Coal Holdings, Inc.	81,400	1,689,864

		1,689,864
Commercial and consumer services (3.1%)
Alliance Data Systems Corp. †	49,493	2,482,569

Bowne & Co., Inc.	76,600	596,714

Brink’s Co. (The)	46,700	2,264,483

Chemed Corp.	45,107	1,975,236

CPI Corp.	17,334	126,538

Deluxe Corp.	68,400	831,744

Dun & Bradstreet Corp. (The)	24,600	1,812,774

DynCorp International, Inc. Class A †	38,656	511,032

EZCORP, Inc. Class A †	220,286	3,489,330

Global Cash Access, Inc. †	242,600	684,132

Pre-Paid Legal Services, Inc. † S	6,825	269,451

		15,044,003
Communications equipment (1.2%)
F5 Networks, Inc. †	136,128	3,378,697

Foundry Networks, Inc. †	167,900	2,493,315

		5,872,012
Computers (4.8%)
ANSYS, Inc. †	98,433	2,818,137

Blackbaud, Inc. S	155,437	2,362,642

Brocade Communications Systems, Inc. †	790,392	2,979,778

Cogent, Inc. †	81,600	745,824

Emulex Corp. †	263,017	2,498,662

Jack Henry & Associates, Inc.	131,000	2,490,310

Logitech International SA (Switzerland) †	99,900	1,477,521

Logitech International SA (Switzerland) †	18,814	284,235

COMMON STOCKS (96.0%)* cont.	Shares	Value

Computers cont.
Micros Systems, Inc. †	96,837	$1,649,134

MTS Systems Corp.	47,100	1,529,808

Polycom, Inc. †	128,325	2,696,108

Progress Software Corp. †	53,557	1,228,598

SPSS, Inc. †	28,444	664,452

		23,425,209
Conglomerates (0.6%)
AMETEK, Inc.	84,600	2,812,950

		2,812,950
Construction (0.9%)
Chicago Bridge & Iron Co., NV (Netherlands)	110,718	1,371,796

Drew Industries, Inc. † S	10,700	129,470

Perini Corp. † S	144,400	2,746,488

		4,247,754
Consumer (1.4%)
CSS Industries, Inc.	44,318	983,860

Helen of Troy, Ltd. (Bermuda) †	139,000	2,500,610

Hooker Furniture Corp.	37,900	345,269

Scotts Miracle-Gro Co. (The) Class A	111,275	2,906,503

		6,736,242
Consumer finance (0.2%)
Portfolio Recovery Associates, Inc. †	10,599	380,292

World Acceptance Corp. †	30,089	556,045

		936,337
Consumer goods (0.8%)
Blyth Industries, Inc.	82,800	712,080

Church & Dwight Co., Inc.	57,300	3,385,857

		4,097,937
Consumer services (0.9%)
TrueBlue, Inc. † S	548,620	4,570,005

		4,570,005
Electric utilities (1.4%)
Alliant Energy Corp.	48,500	1,424,930

Avista Corp.	86,100	1,709,946

Northwestern Corp.	73,900	1,444,006

UniSource Energy Corp.	92,200	2,542,876

		7,121,758
Electrical equipment (0.5%)
Hubbell, Inc. Class B	75,000	2,690,250

		2,690,250
Electronics (1.7%)
Intersil Corp. Class A	151,700	2,076,773

QLogic Corp. †	194,369	2,336,315

Semtech Corp. †	137,300	1,664,076

Synopsys, Inc. †	113,163	2,068,620

		8,145,784
Energy (oil field) (1.3%)
Basic Energy Services, Inc. † S	103,700	1,418,616

Core Laboratories NV (Netherlands)	14,780	1,089,286

Dresser-Rand Group, Inc. †	88,200	1,975,680

ION Geophysical Corp. †	143,900	943,984

Key Energy Services, Inc. †	174,600	1,082,520

		6,510,086

COMMON STOCKS (96.0%)* cont.	Shares	Value

Financial (0.2%)
Advanta Corp. Class B	13,932	$62,973

Financial Federal Corp.	14,100	326,415

MGIC Investment Corp.	133,200	516,816

		906,204
Forest products and packaging (1.0%)
Packaging Corp. of America	63,350	1,066,181

Sealed Air Corp.	125,851	2,129,399

Sonoco Products Co.	67,680	1,704,182

		4,899,762
Health-care services (3.3%)
AMERIGROUP Corp. †	115,100	2,877,500

IMS Health, Inc.	85,300	1,223,202

Lincare Holdings, Inc. † S	223,000	5,876,050

Medcath Corp. †	47,612	734,177

Molina Healthcare, Inc. † S	85,300	1,899,631

RehabCare Group, Inc. †	4,043	69,257

Warner Chilcott, Ltd. Class A (Bermuda) †	261,900	3,632,553

		16,312,370
Homebuilding (0.5%)
NVR, Inc. † S	5,300	2,598,113

		2,598,113
Household furniture and appliances (0.1%)
American Woodmark Corp. S	28,100	520,974

Select Comfort Corp. †	395,400	189,792

		710,766
Insurance (7.3%)
American Financial Group, Inc.	70,910	1,611,784

American Physicians Capital, Inc.	21,400	875,474

Amerisafe, Inc. †	40,300	694,772

Aspen Insurance Holdings, Ltd. (Bermuda)	52,405	1,203,219

CNA Surety Corp. †	83,017	1,149,785

Delphi Financial Group Class A	85,850	1,352,138

Employers Holdings, Inc.	2,232	28,480

Endurance Specialty Holdings, Ltd. (Bermuda)	67,869	2,052,359

Fidelity National Title Group, Inc. Class A	19,700	177,497

First Mercury Financial Corp. †	14,875	160,501

Hanover Insurance Group, Inc. (The)	52,010	2,041,393

Harleysville Group, Inc.	20,022	632,295

HCC Insurance Holdings, Inc.	102,726	2,266,136

IPC Holdings, Ltd. (Bermuda)	55,950	1,544,780

Mercury General Corp.	1,697	87,175

National Interstate Corp.	18,239	319,183

Odyssey Re Holdings Corp.	25,400	1,001,776

Phoenix Companies, Inc. (The)	32,900	212,863

Platinum Underwriters Holdings, Ltd. (Bermuda)	2,740	86,968

RenaissanceRe Holdings, Ltd. (Bermuda)	65,786	3,019,577

Safety Insurance Group, Inc.	71,144	2,702,761

SeaBright Insurance Holdings, Inc. †	84,000	878,640

Selective Insurance Group	138,072	3,279,210

COMMON STOCKS (96.0%)* cont.	Shares	Value

Insurance cont.
Stancorp Financial Group	61,574	$2,098,442

State Auto Financial Corp.	4,925	129,725

W.R. Berkley Corp.	151,674	3,984,476

Willis Group Holdings, Ltd. (United Kingdom)	1,925	50,512

Zenith National Insurance Corp.	64,303	2,112,997

		35,754,918
Investment banking/Brokerage (2.2%)
Affiliated Managers Group †	29,420	1,364,500

Eaton Vance Corp.	188,446	4,145,812

FBR Capital Markets Corp. †	95,793	527,819

Federated Investors, Inc. Class B	68,063	1,647,125

Interactive Brokers Group, Inc. Class A †	20,700	442,359

Investment Technology Group, Inc. †	6,033	123,134

Janus Capital Group, Inc.	6,800	79,832

Jefferies Group, Inc.	64,610	1,022,776

Raymond James Financial, Inc.	3,673	85,544

Waddell & Reed Financial, Inc. Class A	87,723	1,273,738

		10,712,639
Machinery (1.7%)
AGCO Corp. † S	37,300	1,175,696

Applied Industrial Technologies, Inc. S	146,643	2,960,722

Gardner Denver, Inc. †	36,600	937,692

Manitowoc Co., Inc. (The) S	225,900	2,222,856

Regal-Beloit Corp.	40,300	1,312,168

		8,609,134
Manufacturing (0.8%)
EnPro Industries, Inc. † S	71,200	1,581,352

Robbins & Myers, Inc.	32,513	663,265

Roper Industries, Inc.	32,000	1,451,200

		3,695,817
Media (0.1%)
R. H. Donnelley Corp. † S	622,500	529,125

		529,125
Medical technology (1.2%)
Conmed Corp. †	40,700	1,066,340

Edwards Lifesciences Corp. †	41,494	2,192,543

Invacare Corp.	54,000	982,260

Mentor Corp. S	90,939	1,536,869

		5,778,012
Metals (0.9%)
Carpenter Technology Corp.	53,900	975,590

Century Aluminum Co. †	81,700	1,026,969

North American Galvanizing & Coatings, Inc. †	180,391	662,035

Reliance Steel & Aluminum Co.	62,150	1,556,236

		4,220,830
Natural gas utilities (2.7%)
AGL Resources, Inc.	51,000	1,550,400

Atmos Energy Corp.	71,000	1,723,170

Energen Corp.	46,800	1,571,076

National Fuel Gas Co.	41,500	1,501,885

Southwest Gas Corp.	62,500	1,632,500

COMMON STOCKS (96.0%)* cont.	Shares	Value

Natural gas utilities cont.
UGI Corp.	71,200	$1,699,544

WGL Holdings, Inc.	118,300	3,808,077

		13,486,652
Office equipment and supplies (0.4%)
Ennis Inc.	64,700	761,519

Steelcase, Inc.	121,857	1,133,270

		1,894,789
Oil and gas (4.7%)
Berry Petroleum Co. Class A	74,552	1,737,062

Cabot Oil & Gas Corp. Class A	80,200	2,251,214

Comstock Resources, Inc. †	59,687	2,949,732

Encore Acquisition Co. †	66,700	2,077,705

Endeavour International Corp. †	167,948	125,961

Forest Oil Corp. †	61,900	1,808,099

Frontier Oil Corp.	75,700	999,997

Helmerich & Payne, Inc.	61,100	2,096,341

Petroleum Development Corp. †	47,740	988,695

Swift Energy Co. †	60,700	1,947,256

Tesoro Corp.	103,426	1,000,129

Unit Corp. †	63,784	2,394,451

Vaalco Energy, Inc. †	86,800	460,040

Whiting Petroleum Corp. †	47,405	2,464,586

		23,301,268
Pharmaceuticals (4.5%)
Biovail Corp. (Canada)	271,200	2,332,320

Cephalon, Inc. †	29,800	2,137,256

Emergent Biosolutions, Inc. †	60,275	1,085,553

Endo Pharmaceuticals Holdings, Inc. †	93,100	1,722,350

King Pharmaceuticals, Inc. †	590,846	5,193,536

Medicis Pharmaceutical Corp. Class A	167,500	2,390,225

Nektar Therapeutics †	48,704	269,333

Par Pharmaceutical Cos., Inc. †	23,400	234,000

PharmaNet Development Group, Inc. †	8,600	13,760

Watson Pharmaceuticals, Inc. †	254,222	6,652,990

		22,031,323
Publishing (0.1%)
Lee Enterprises, Inc. S	268,900	672,250

		672,250
Railroads (0.6%)
GATX Corp.	104,995	2,997,607

		2,997,607
Real estate (5.5%)
Alexandria Real Estate Equities, Inc. R	1,000	69,520

Annaly Capital Management, Inc. R	5,000	69,500

Anworth Mortgage Asset Corp. R	11,900	69,734

Ashford Hospitality Trust, Inc. R	284,300	460,566

CB Richard Ellis Group, Inc. Class A †	15,421	108,101

CBL & Associates Properties R	9,030	83,347

Colonial Properties Trust R	8,785	92,594

DiamondRock Hospitality Co. R	299,222	1,549,970

Douglas Emmett, Inc. R	6,532	98,633

COMMON STOCKS (96.0%)* cont.	Shares	Value

Real estate cont.
Entertainment Properties Trust R	18,729	$701,401

Essex Property Trust, Inc. R	1,810	176,113

FelCor Lodging Trust, Inc. R	94,987	285,911

First Industrial Realty Trust R	4,490	46,427

Hospitality Properties Trust R	176,241	1,788,846

Inland Real Estate Corp. R	14,950	171,327

Jones Lang LaSalle, Inc.	5,940	195,545

Kimco Realty Corp. R	72,700	1,641,566

Kite Realty Group Trust R	30,855	187,598

LaSalle Hotel Properties R	62,707	882,915

Lexington Corporate Properties Trust R	29,097	233,649

LTC Properties, Inc. R	68,848	1,664,056

Macerich Co. (The) R	20,345	598,550

Mack-Cali Realty Corp. R	2,000	45,440

MFA Mortgage Investments, Inc. R	70,500	387,750

Mid-America Apartment Communities, Inc. R	7,880	277,691

National Health Investors, Inc. R	142,680	4,271,839

National Retail Properties, Inc. R	200,344	3,572,134

Nationwide Health Properties, Inc. R	80,702	2,408,148

Omega Healthcare Investors, Inc. R	171,687	2,587,323

Pennsylvania Real Estate Investment Trust R	11,705	148,068

Ramco-Gershenson Properties R	6,258	82,480

Saul Centers, Inc. R	1,383	50,604

SL Green Realty Corp. R	4,482	188,423

Tanger Factory Outlet Centers R	11,833	428,000

Taubman Centers, Inc. R	29,529	980,953

Ventas, Inc. R	10,579	381,479

		26,986,201
Retail (9.2%)
Abercrombie & Fitch Co. Class A	64,100	1,856,336

Aeropostale, Inc. † # S	269,000	6,512,490

AnnTaylor Stores Corp. †	322,800	4,057,596

Books-A-Million, Inc.	186,186	586,486

Brown Shoe Co., Inc. S	66,566	701,606

Buckle, Inc. (The)	39,600	1,043,064

Cash America International, Inc.	19,962	706,056

Cato Corp. (The) Class A	33,061	513,107

Dollar Tree, Inc. †	175,577	6,675,433

Jos. A. Bank Clothiers, Inc. † S	25,100	639,297

Nash Finch Co.	44,240	1,744,383

NBTY, Inc. †	147,000	3,435,390

Perry Ellis International, Inc. †	45,373	444,202

Systemax, Inc. S	163,026	2,308,448

Timberland Co. (The) Class A †	128,800	1,558,480

Toro Co. (The) S	152,862	5,142,278

Weyco Group, Inc.	3,999	111,172

Wolverine World Wide, Inc.	299,600	7,040,600

		45,076,424

COMMON STOCKS (96.0%)* cont.	Shares	Value

Schools (1.1%)
Career Education Corp. †	341,993	$5,406,909

		5,406,909
Semiconductor (0.5%)
Hittite Microwave Corp. †	37,800	1,238,706

Novellus Systems, Inc. †	90,042	1,422,664

		2,661,370
Shipping (0.7%)
Accuride Corp. †	94,587	30,268

Arkansas Best Corp.	58,028	1,693,837

General Maritime Corp.	62,980	954,147

Overseas Shipholding Group	23,860	896,659

		3,574,911
Software (3.1%)
Akamai Technologies, Inc. † S	177,241	2,548,726

Citrix Systems, Inc. †	95,857	2,470,235

McAfee, Inc. †	83,246	2,709,657

MicroStrategy, Inc. †	34,667	1,364,840

Red Hat, Inc. † S	163,027	2,169,889

TIBCO Software, Inc. †	366,800	1,889,020

Websense, Inc. †	107,214	2,092,817

		15,245,184
Staffing (0.2%)
Administaff, Inc.	41,100	821,589

CDI Corp.	8,336	108,368

Korn/Ferry International †	19,820	275,300

		1,205,257
Technology (0.4%)
CACI International, Inc. Class A †	43,940	1,809,449

		1,809,449
Technology services (2.7%)
Acxiom Corp.	119,600	940,056

COMSYS IT Partners, Inc. †	127,818	777,133

CSG Systems International, Inc. †	47,900	796,577

Factset Research Systems, Inc. S	72,245	2,802,384

Fair Isaac Corp.	69,779	1,087,855

Global Payments, Inc.	83,869	3,397,533

Global Sources, Ltd. (Bermuda) †	21,910	173,089

IHS, Inc. Class A †	47,600	1,684,564

LoopNet, Inc. †	92,400	699,468

NIC, Inc.	146,000	784,020

		13,142,679
Telecommunications (2.4%)
ADTRAN, Inc.	104,010	1,580,952

CenturyTel, Inc.	196,200	4,926,582

NeuStar, Inc. Class A †	130,780	2,576,366

Syniverse Holdings, Inc. †	152,011	2,857,807

		11,941,707
Textiles (0.2%)
Maidenform Brands, Inc. †	69,500	763,110

		763,110
Tobacco (0.3%)
Universal Corp. S	34,953	1,383,789

		1,383,789

COMMON STOCKS (96.0%)* cont.	Shares	Value

Toys (1.4%)
Hasbro, Inc.	216,100	$6,282,027

Jakks Pacific, Inc. †	36,136	808,362

		7,090,389
Transportation services (0.5%)
HUB Group, Inc. Class A †	39,034	1,227,619

Pacer International, Inc.	94,420	1,066,002

		2,293,621
Trucks and parts (1.1%)
ATC Technology Corp. †	10,700	234,651

Autoliv, Inc. (Sweden)	228,754	4,886,185

Superior Industries International, Inc.	36,942	528,271

		5,649,107
Waste Management (—%)
Rentech, Inc. † S	43,506	32,194

		32,194

Total common stocks (cost $609,445,584)		$472,882,767

SHORT-TERM INVESTMENTS (15.7%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.61%,
December 4, 2008 #	$1,807,000	$1,806,530

Short-term investments held as collateral for loaned
securities with yields ranging from 0.13% to 2.68%
and due dates ranging from November 3, 2008
to November 10, 2008 [d]	32,296,386	32,288,833

Federated Prime Obligations Fund	43,126,321	43,126,321

Total short-term investments (cost $77,221,684)		$77,221,684

TOTAL INVESTMENTS

Total investments (cost $686,667,268)		$550,104,451

* Percentages indicated are based on net assets of $492,597,623.

† Non-income-producing security.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2008.

d See Note 1 to the financial statements.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at October 31, 2008.

At October 31, 2008, liquid assets totaling $11,229,310 have been designated as collateral for open futures contracts.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$515,724,853	$1,325,950

Level 2	34,379,598	—

Level 3	—	—

Total	$550,104,451	$1,325,950

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

FUTURES CONTRACTS OUTSTANDING at 10/31/08 (Unaudited)

Number of			Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	106	$5,686,900	Dec-08	$683,742

S&P 500 Index (Long)	2	483,650	Dec-08	44,393

S&P Mid Cap 400 Index E-Mini (Long)	89	5,058,760	Dec-08	597,815

Total				$1,325,950

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $30,895,887 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $686,667,268)	$550,104,451

Dividends, interest and other receivables	957,225

Receivable for shares of the fund sold	2,564,950

Receivable for securities sold	12,989,604

Receivable for variation margin (Note 1)	2,256,031

Total assets	568,872,261

LIABILITIES

Payable to custodian (Note 2)	1,964,590

Payable for securities purchased	35,619,886

Payable for shares of the fund repurchased	4,828,234

Payable for compensation of Manager (Notes 2 and 5)	1,003,544

Payable for investor servicing fees (Note 2)	226,712

Payable for custodian fees (Note 2)	11,828

Payable for Trustee compensation and expenses (Note 2)	103,333

Payable for administrative services (Note 2)	3,848

Payable for distribution fees (Note 2)	97,526

Collateral on securities loaned, at value (Note 1)	32,288,833

Other accrued expenses	126,304

Total liabilities	76,274,638

Net assets	$492,597,623

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$720,153,583

Undistributed net investment income (Note 1)	4,571,239

Accumulated net realized loss on investments (Note 1)	(96,890,332)

Net unrealized depreciation of investments	(135,236,867)

Total — Representing net assets applicable to capital shares outstanding	$492,597,623

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($206,432,204 divided by 31,346,058 shares)	$6.59

Offering price per class A share (100/94.25 of $6.59)*	$6.99

Net asset value and offering price per class B share ($45,587,712 divided by 7,602,480 shares)**	$6.00

Net asset value and offering price per class C share ($11,037,265 divided by 1,819,331 shares)**	$6.07

Net asset value and redemption price per class M share ($4,547,646 divided by 734,003 shares)	$6.20

Offering price per class M share (100/96.50 of $6.20)*	$6.42

Net asset value, offering price and redemption price per class R share
($1,832,550 divided by 282,582 shares)	$6.49

Net asset value, offering price and redemption price per class Y share
($223,160,246 divided by 33,203,004 shares)	$6.72

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $16,508)	$6,556,545

Interest (including interest income of $143,862 from investments in affiliated issuers) (Note 5)	207,311

Securities lending	628,947

Total investment income	7,392,803

EXPENSES

Compensation of Manager (Note 2)	2,192,759

Investor servicing fees (Note 2)	1,469,713

Custodian fees (Note 2)	9,943

Trustee compensation and expenses (Note 2)	22,222

Administrative services (Note 2)	11,901

Distribution fees — Class A (Note 2)	375,793

Distribution fees — Class B (Note 2)	344,688

Distribution fees — Class C (Note 2)	80,044

Distribution fees — Class M (Note 2)	25,565

Distribution fees — Class R (Note 2)	6,021

Other	115,508

Fees waived and reimbursed by Manager (Note 5)	(5,272)

Total expenses	4,648,885

Expense reduction (Note 2)	(52,387)

Net expenses	4,596,498

Net investment income	2,796,305

Net realized loss on investments (Notes 1 and 3)	(89,817,728)

Net realized loss on futures contracts (Note 1)	(4,913,887)

Net unrealized depreciation of investments and futures contracts during the period	(114,686,704)

Net loss on investments	(209,418,319)

Net decrease in net assets resulting from operations	$(206,622,014)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/08*	Year ended 4/30/08

Operations:
Net investment income	$2,796,305	$6,770,097

Net realized loss on investments	(94,731,615)	(1,212,784)

Net unrealized depreciation of investments	(114,686,704)	(210,155,608)

Net decrease in net assets resulting from operations	(206,622,014)	(204,598,295)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(1,966,613)

Class R	—	(7,314)

Class Y	—	(2,741,840)

Net realized short-term gain on investments

Class A	—	(6,362,572)

Class B	—	(1,886,606)

Class C	—	(411,146)

Class M	—	(172,248)

Class R	—	(38,929)

Class Y	—	(5,450,645)

From net realized long-term gain on investments
Class A	—	(29,923,370)

Class B	—	(8,872,768)

Class C	—	(1,933,631)

Class M	—	(810,087)

Class R	—	(183,084)

Class Y	—	(25,634,549)

Redemption fees (Note 1)	19,664	25,001

Decrease from capital share transactions (Note 4)	(91,345,289)	(80,434,168)

Total decrease in net assets	(297,947,639)	(371,402,864)

NET ASSETS

Beginning of period	790,545,262	1,161,948,126

End of period (including undistributed net investment
income of $4,571,239 and $1,774,934, respectively)	$492,597,623	$790,545,262

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized									Ratio	investment
	Net asset value,		and unrealized	Total from	From net	From net				Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
October 31, 2008 **	$9.25	.03 [d]	(2.69)	(2.66)	—	—	—	— [e]	$6.59	(28.76) *	$206,432	.67 *[d]	.39 *[d]	35.72 *
April 30, 2008	12.49	.08 [d]	(2.33)	(2.25)	(.05)	(.94)	(.99)	— [e]	9.25	(18.45)	341,118	1.23 [d]	.71 [d]	37.06
April 30, 2007	12.60	.03 [d]	1.36	1.39	— [e]	(1.50)	(1.50)	— [e]	12.49	11.72	508,647	1.23 [d]	.23 [d]	58.83
April 30, 2006	10.97	.02 [d,g]	3.60	3.62	(.07)	(1.92)	(1.99)	— [e]	12.60	34.85	476,325	1.20 [d,g]	.13 [d,g]	60.27
April 30, 2005	10.16	.06 [d,f]	.75	.81	—	—	—	— [e]	10.97	7.97	378,942	1.23 [d]	.51 [d,f]	70.94
April 30, 2004	7.74	.01	2.41	2.42	—	—	—	—	10.16	31.27	397,300	1.19	.10	134.62

Class B
October 31, 2008 **	$8.45	— [d,e]	(2.45)	(2.45)	—	—	—	— [e]	$6.00	(28.99) *	$45,588	1.05 *[d]	.01 *[d]	35.72 *
April 30, 2008	11.54	— [d,e]	(2.15)	(2.15)	—	(.94)	(.94)	— [e]	8.45	(19.11)	81,892	1.98 [d]	(.04) [d]	37.06
April 30, 2007	11.83	(.06) [d]	1.27	1.21	—	(1.50)	(1.50)	— [e]	11.54	10.92	167,550	1.98 [d]	(.53) [d]	58.83
April 30, 2006	10.42	(.07) [d,g]	3.40	3.33	—	(1.92)	(1.92)	— [e]	11.83	33.73	228,590	1.95 [d,g]	(.61) [d,g]	60.27
April 30, 2005	9.71	(.02) [d,f]	.73	.71	—	—	—	— [e]	10.42	7.31	218,327	1.98 [d]	(.23) [d,f]	70.94
April 30, 2004	7.46	(.06)	2.31	2.25	—	—	—	—	9.71	30.16	271,803	1.94	(.64)	134.62

Class C
October 31, 2008 **	$8.55	— [d,e]	(2.48)	(2.48)	—	—	—	— [e]	$6.07	(29.01) *	$11,037	1.05 *[d]	.01 *[d]	35.72 *
April 30, 2008	11.66	— [d,e]	(2.17)	(2.17)	—	(.94)	(.94)	— [e]	8.55	(19.09)	18,438	1.98 [d]	(.04) [d]	37.06
April 30, 2007	11.94	(.06) [d]	1.28	1.22	—	(1.50)	(1.50)	— [e]	11.66	10.89	34,473	1.98 [d]	(.52) [d]	58.83
April 30, 2006	10.50	(.07) [d,g]	3.43	3.36	—	(1.92)	(1.92)	— [e]	11.94	33.76	34,354	1.95 [d,g]	(.62) [d,g]	60.27
April 30, 2005	9.79	(.02) [d,f]	.73	.71	—	—	—	— [e]	10.50	7.25	29,854	1.98 [d]	(.23) [d,f]	70.94
April 30, 2004	7.52	(.06)	2.33	2.27	—	—	—	—	9.79	30.19	35,584	1.94	(.65)	134.62

Class M
October 31, 2008 **	$8.73	.01 [d]	(2.54)	(2.53)	—	—	—	— [e]	$6.20	(28.98) *	$4,548	.92 *[d]	.14 *[d]	35.72 *
April 30, 2008	11.84	.02 [d]	(2.19)	(2.17)	—	(.94)	(.94)	— [e]	8.73	(18.78)	7,995	1.73 [d]	.21 [d]	37.06
April 30, 2007	12.07	(.03) [d]	1.30	1.27	—	(1.50)	(1.50)	— [e]	11.84	11.20	15,921	1.73 [d]	(.27) [d]	58.83
April 30, 2006	10.59	(.04) [d,g]	3.46	3.42	(.02)	(1.92)	(1.94)	— [e]	12.07	34.05	17,785	1.70 [d,g]	(.36) [d,g]	60.27
April 30, 2005	9.85	— [d,e,f]	.74	.74	—	—	—	— [e]	10.59	7.51	15,802	1.73 [d]	.02 [d,f]	70.94
April 30, 2004	7.55	(.04)	2.34	2.30	—	—	—	—	9.85	30.46	18,501	1.69	(.40)	134.62

Class R
October 31, 2008 **	$9.12	.02 [d]	(2.65)	(2.63)	—	—	—	— [e]	$6.49	(28.84) *	$1,833	.80 *[d]	.27 *[d]	35.72 *
April 30, 2008	12.34	.05 [d]	(2.30)	(2.25)	(.03)	(.94)	(.97)	— [e]	9.12	(18.67)	2,577	1.48 [d]	.47 [d]	37.06
April 30, 2007	12.49	— [d,e]	1.35	1.35	—	(1.50)	(1.50)	— [e]	12.34	11.48	2,610	1.48 [d]	(.02) [d]	58.83
April 30, 2006	10.92	(.03) [d,g]	3.59	3.56	(.07)	(1.92)	(1.99)	— [e]	12.49	34.37	1,390	1.45 [d,g]	(.21) [d,g]	60.27
April 30, 2005	10.13	.02 [d,f]	.77	.79	—	—	—	— [e]	10.92	7.80	457	1.48 [d]	.16 [d,f]	70.94
April 30, 2004	7.74	(.02)	2.41	2.39	—	—	—	—	10.13	30.88	51	1.44	(.18)	134.62

Class Y
October 31, 2008 **	$9.43	.05 [d]	(2.76)	(2.71)	—	—	—	— [e]	$6.72	(28.74) *	$223,160	.55 *[d]	.52 *[d]	35.72 *
April 30, 2008	12.72	.11 [d]	(2.38)	(2.27)	(.08)	(.94)	(1.02)	— [e]	9.43	(18.27)	338,526	.98 [d]	.97 [d]	37.06
April 30, 2007	12.79	.06 [d]	1.40	1.46	(.03)	(1.50)	(1.53)	— [e]	12.72	12.12	432,748	.98 [d]	.48 [d]	58.83
April 30, 2006	11.12	.05 [d,g]	3.65	3.70	(.11)	(1.92)	(2.03)	— [e]	12.79	35.06	389,857	.95 [d,g]	.38 [d,g]	60.27
April 30, 2005	10.26	.08 [d,f]	.78	.86	—	—	—	— [e]	11.12	8.38	322,592	.98 [d]	.76 [d,f]	70.94
April 30, 2004	7.81	.03	2.42	2.45	—	—	—	—	10.26	31.37	324,942.94		.31	134.62

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

**Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

October 31, 2008	<0.01%

April 30, 2008	<0.01

April 30, 2007	<0.01

April 30, 2006	<0.01

April 30, 2005	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.03%

Class B	<0.01	0.03

Class C	<0.01	0.03

Class M	<0.01	0.03

Class R	0.01	0.09

Class Y	<0.01	0.03

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended April 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Capital Opportunities Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge.Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2008, the value of securities loaned amounted to $31,123,532. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $32,288,833, which is pooled with collateral of other Putnam funds into 15 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2008, the fund had a capital loss carryover of $1,419,369 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2016.

The aggregate identified cost on a tax basis is $687,229,764, resulting in gross unrealized appreciation and depreciation of $26,106,368 and $163,231,681, respectively, or net unrealized depreciation of $137,125,313.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended October 31, 2008, Putnam Management did not waive any of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by theTrustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended October 31, 2008, the fund incurred $1,469,713 for investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At October 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended October 31, 2008, the fund’s expenses were reduced by $9,334 under the expense offset arrangements and by $43,053 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $478, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended October 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,452 and $262 from the sale of class A and class M shares, respectively, and received $31,909 and $510 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $209 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $244,924,112 and $342,976,043, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At October 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/08		Year ended 4/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	2,423,524	$20,433,962	9,186,586	$102,071,632

Shares issued in connection with	—	—	3,611,873	35,432,467
reinvestment of distributions

	2,423,524	20,433,962	12,798,459	137,504,099

Shares repurchased	(7,948,264)	(68,436,409)	(16,642,024)	(174,351,792)

Net decrease	(5,524,740)	$(48,002,447)	(3,843,565)	$(36,847,693)

	Six months ended 10/31/08		Year ended 4/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	172,369	$1,314,971	572,414	$5,885,137

Shares issued in connection with	—	—	1,129,811	10,157,002
reinvestment of distributions

	172,369	1,314,971	1,702,225	16,042,139

Shares repurchased	(2,255,765)	(17,749,328)	(6,532,919)	(63,700,443)

Net decrease	(2,083,396)	$(16,434,357)	(4,830,694)	$(47,658,304)

	Six months ended 10/31/08		Year ended 4/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	81,627	$610,672	261,761	$2,757,544

Shares issued in connection with	—	—	232,696	2,117,530
reinvestment of distributions

	81,627	610,672	494,457	4,875,074

Shares repurchased	(417,633)	(3,308,946)	(1,294,546)	(12,456,530)

Net decrease	(336,006)	$(2,698,274)	(800,089)	$(7,581,456)

	Six months ended 10/31/08		Year ended 4/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	33,998	$265,709	106,329	$1,180,400

Shares issued in connection with	—	—	103,254	957,165
reinvestment of distributions

	33,998	265,709	209,583	2,137,565

Shares repurchased	(216,239)	(1,769,288)	(637,467)	(6,481,935)

Net decrease	(182,241)	$(1,503,579)	(427,884)	$(4,344,370)

	Six months ended 10/31/08		Year ended 4/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	60,974	$473,174	130,113	$1,362,436

Shares issued in connection with	—	—	23,661	229,032
reinvestment of distributions

	60,974	473,174	153,774	1,591,468

Shares repurchased	(60,919)	(506,319)	(82,721)	(857,834)

Net increase/(decrease)	55	$(33,145)	71,053	$733,634

	Six months ended 10/31/08		Year ended 4/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,591,478	$31,782,355	13,760,126	$145,613,015

Shares issued in connection with	—	—	3,386,069	33,826,825
reinvestment of distributions

	3,591,478	31,782,355	17,146,195	179,439,840

Shares repurchased	(6,287,361)	(54,455,842)	(15,273,891)	(164,175,819)

Net increase/(decrease)	(2,695,883)	$(22,673,487)	1,872,304	$15,264,021

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended October 31, 2008, management fees paid were reduced by $5,272 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $143,862 for the period ended October 31, 2008. During the period ended October 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $83,546,080 and $101,412,413, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Putnam Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

Note 8: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended October 31, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Morgan Stanley & Co., UBS Securities, Credit Suisse First Boston, Citigroup Global Markets, and RBC Capital Markets. Commissions paid to these firms together represented approximately 43% of the total brokerage commissions paid for the year ended October 31, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are Bear Stearns & Co., CIBC World Markets Corp., Cowen & Co., Goldman, Sachs & Co., Investment Technology Group, Lehman Brothers, Merrill Lynch, Pierce, Fenner and Smith, J.P.Morgan Securities, Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth and Income
OTC & Emerging Growth Fund	International Growth and Income Fund*
Small Cap Growth Fund*	Mid Cap Value Fund
Vista Fund	New Value Fund
Voyager Fund	Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital Opportunities Fund*	High Yield Trust*
International Equity Fund*	Income Fund
Investors Fund	Money Market Fund†
Research Fund	U.S. Government Income Trust
Tax Smart Equity Fund®
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — 10 investment
Tax Exempt Income Fund	portfolios that offer diversification among stocks,
Tax Exempt Money Market Fund†	bonds, and money market instruments and adjust
Tax-Free High Yield Fund	to become more conservative over time based
on a target date for withdrawing assets.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The 10 funds:
Minnesota, New Jersey, New York, Ohio,	Putnam RetirementReady 2050 Fund
and Pennsylvania	Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Asset allocation funds	Putnam RetirementReady 2035 Fund
Income Strategies Fund	Putnam RetirementReady 2030 Fund
Putnam Asset Allocation Funds — three investment	Putnam RetirementReady 2025 Fund
portfolios that spread your money across a variety	Putnam RetirementReady 2020 Fund
of stocks, bonds, and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and Chief
Marketing Services	Principal Executive Officer,	Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and BSA
	Jonathan S. Horwitz	Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and Principal
Ropes & Gray LLP	Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson A. Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant
Charles B. Curtis		Clerk, Assistant Treasurer
Robert J. Darretta	Susan G. Malloy	and Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Robert L. Reynolds	Vice President
Richard B. Worley

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA068 253897 12/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2009

Date of reporting period: May 1, 2008 — October 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Mid Cap Value Fund

FUND SYMBOL (CLASS A SHARES): (PMVAX)

10|31|08

Semiannual Report

PUTNAM INVESTMENTS

4¢
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Mid Cap
Value Fund

10|31|08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management.	18
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders.	25
Financial statements	26
Brokerage commissions	43

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

For several months now, financial markets have been experiencing significant upheaval. Coordinated responses by economic and financial authorities in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term.

Putnam, meanwhile, is making several important changes to its equity fund lineup and portfolio teams under the leadership of its newly appointed President and Chief Executive Officer, Robert L. Reynolds. Putnam is removing product redundancies, seeking the best investment talent, bolstering equity research, fostering individual portfolio manager’s authority and accountability, and realigning compensation for managers so that only those who achieve top-quartile returns for shareholders are eligible for full bonuses.

In addition, Putnam is defining fundamental research as the cornerstone of its equity management approach, with quantitative analysts providing input to — but not driving — investment decisions. Putnam is also streamlining its range of equity funds by merging six equity funds into larger funds with similar investment objectives. In addition to removing product redundancies, these mergers are generally expected to result in lower expense ratios for shareholders.

Mr. Reynolds, who joined Putnam in July, has substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000

2

to 2007. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. Mr. Haldeman continues to serve as President of the Funds and as a Trustee. Mr. Reynolds also serves as a Trustee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities — and a measure of patience — are key ingredients in the investment strategy of Putnam Mid Cap Value Fund. The fund invests in stocks of midsize companies, which tend to be followed by fewer Wall Street analysts than stocks of larger companies. For firms with strong research capabilities, such as Putnam, these stocks can represent attractive opportunities. With support from a team of dedicated stock analysts, the fund’s portfolio manager seeks to identify promising midsize companies before the market recognizes their potential.

Another advantage of midsize companies is that they tend to be more agile than large companies, while offering a greater degree of stability than smaller, less mature companies. Most midsize companies have developed a solid infrastructure, including professional management and a comprehensive business plan. Most have also weathered a full economic cycle.

Because Putnam Mid Cap Value Fund is managed in the value style, the portfolio manager also takes another important factor into consideration: The stocks purchased must be attractively priced in relation to the company’s earnings and growth potential. A value stock’s price may be low because the company’s potential is being underestimated or because the company is in an industry that is currently out of favor with investors. Often, companies in the portfolio are undergoing positive changes that may improve their earnings and growth potential. Catalysts for change can include restructuring, introduction of new products, new management, acquisitions, or streamlining of operations to cut costs.

Of course, such changes can take time. As noted in the fund’s first annual report to shareholders in April 2000, “Once a stock is in the portfolio, patience is called for while waiting for the positive change that can lift the stock’s share price. Accordingly, investors should understand that this fund is most appropriate for those with long-term investment horizons.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to
successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Valuation Carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change Focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Mid Cap Value Fund holdings
have spanned industries over time.

Performance snapshot

Average annual total return (%) comparison as of 10/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

6

Interview with your
fund’s Portfolio Manager

James Polk

Jim, thanks for talking with us today. How did Putnam Mid Cap Value Fund perform during the first six months of its fiscal year?

The fund struggled with the rest of the market during a difficult period. For the six months ending October 31, 2008, the fund declined 35.59%, underperforming the –32.63% return of the Russell Midcap Value Index and the –32.59% return of its Lipper peer group, Mid-Cap Value Funds.

Why did the market decline so significantly?

Most of the sharp drop occurred late in the period. Earlier on, concerns that the U.S. economy was slowing were offset by confidence that growth would be sustained overseas. However, the capital markets experienced a steep decline in the second half of the period, with September proving particularly difficult. The U.S. government stepped in to buoy several financial institutions, but the failure of investment bank Lehman Brothers caused the credit markets to seize up. Unemployment spiked sharply amid signs of a broad economic slowdown. Investors, fearing prospects in the United States were so bad that they would pull down the rest of the world markets, quickly sold off stocks. In a major reversal

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 19.

7

of what had occurred earlier in the year, basic materials and energy stocks were crushed, partly because of a massive sell-off by hedge funds.

What changes did you make to the portfolio?

Earlier in the period — in the face of slowing U.S. economic growth — we had moved to position the fund more conservatively. We did so by reducing our holdings in the basic materials and energy sectors, for example, but maintained some positions there because of what appeared to be continued positive growth prospects in China and elsewhere abroad. However, we didn’t anticipate the magnitude of the downdraft. The market pitched to the negative so quickly that the fund was left with some exposure to the hardest-hit parts of the market. We reinstituted some of these energy and basic materials shares in September and October, feeling that they were already oversold and that their valuations adequately reflected business fundamentals. Yet, they declined even further. Elsewhere, we increased the fund’s stake in financials, a move that helped performance, because this area was one of the top performers late in the period. We believed that many financial stocks were selling at attractive valuations.

Which of the fund’s holdings detracted from its performance relative to the benchmark index?

At the sector level, fund performance was held back by unfavorable stock selection in basic materials (although

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Omnicare, Inc. (4.1%)	Health care	Health-care services
W.R. Berkley Corp. (3.4%)	Financials	Insurance
Atmel Corp. (3.0%)	Technology	Semiconductor
Con-way, Inc. (2.8%)	Transportation	Shipping
Nasdaq OMX Group, Inc. (The) (2.6%)	Financials	Financial
OfficeMax, Inc. (2.5%)	Consumer cyclicals	Retail
Pediatrix Medical Group, Inc. (2.5%)	Health care	Health-care services
Abercrombie & Fitch Co. Class A (2.4%)	Consumer cyclicals	Retail
BJ's Wholesale Club, Inc. (2.3%)	Consumer staples	Retail
Maxim Integrated Products, Inc. (2.2%)	Technology	Semiconductor

8

this was offset by carrying an underweight there), poor security selection, an overweight in energy, and an overweight in transportation.

Individual holdings that dampened returns included two steel companies, United States Steel and Steel Dynamics. Both firms were hurt by concerns about the possibility of slowing economic growth in China. In a similar vein, DryShips, a company that ships iron ore to China, declined drastically, beyond what would reasonably be expected given the firm’s rational business model. We feel that these stocks encountered unique downward selling pressures as hedge funds fled them. We also suffered the misfortune of holding banking firm Washington Mutual, which declared bankruptcy during the period, and we eliminated our position in this holding by the end of the period. Lastly, General Growth Properties, a real estate investment trust [REIT] that specializes in malls, was hurt by concerns about slowing retail sales, a management reshuffling, and the company’s debt load in the aftermath of its acquisition of real estate management and development company Rouse. This holding was also sold by the end of the period.

Which holdings contributed to performance?

Within such a negative market environment, contributions generally came from areas or holdings that fell less than the benchmark. At the sector level, the fund’s relative performance was helped by good stock selection and an overweight in health care (a relatively

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months.

Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

defensive group that attracted investors within a difficult environment), favorable security selection in technology, and a modest cash position, which offset some losses we incurred in a declining market.

Among the stocks that helped performance was Omnicare, which provides pharmacy services to hospitals and nursing homes. This stock outperformed the benchmark as the company’s management team made some strides with its restructuring program. Semiconductor manufacturer Atmel benefited from a positive management shift, cost reductions, and a bid from Microchip to acquire the company. NASDAQ OMX Group, which operates the Nasdaq stock exchange, was helped by the combination of fertile acquisitions and stable costs. North Carolina-based regional bank First Citizens BancShares attracted interest because of its solid market share. Finally, property and casualty insurer W.R. Berkley rebounded due to anticipated increases in market share and pricing.

I N  T H E  N E W S

In November, the Federal Reserve Bank (the Fed) and the U.S. Treasury announced $800 billion in new lending programs to help the consumer lending and home mortgage markets. The Treasury and the Fed said they would create a $200 billion program to support the issuance of securities that are backed by car loans, student loans, credit card debt, and small-business loans. In a separate action, the Fed said it would lower mortgage rates and increase the availability of credit for the housing market by buying up to $600 billion in debt tied to home loans backed by Fannie Mae, Freddie Mac, and other government-controlled financing agencies.

Jim, what’s your outlook for the months ahead?

The backdrop remains extremely uncertain. The fourth quarter likely will be difficult, as corporate business fundamentals remain weak and investors wrestle with the magnitude of the breakdown in the financial markets. The Federal Reserve [the Fed] — in concert with other central banks overseas — has injected significant stimulus into the economy, but it will be some time before these moves bear fruit. Typically, it takes 18 to 24 months for the Fed’s rate cuts to influence the economy. It’s possible the United States could recover before other markets, because it started to stumble earlier and therefore could benefit from government stimulus moves first. But questions remain, particularly: When will we reach the bottom that is fully reflected in stock valuations? Many companies have chosen not to give

10

guidance on their anticipated earnings because they don’t know what the future holds. As a result, there are significant disconnects between companies’ intrinsic values and what the market is willing to pay for them.

For our part, we will look to invest in attractively valued stocks that should benefit early in any recovery. We’ll try to use market volatility to our advantage, investing in beaten-down stocks and, in some cases, trading in and out of stocks a bit more actively than we have in the past. Meeting with companies, prospecting for new ideas, continuing to evaluate opportunities to see if we can unearth better ideas, paying attention to the size of our positions — these are all methods we intend to employ to help your fund weather this ongoing financial turmoil.

Thank you, Jim, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	63.72%	54.28%	53.15%	53.15%	52.98%	52.98%	56.59%	51.12%	60.26%	66.39%
Annual average	5.63	4.93	4.85	4.85	4.83	4.83	5.11	4.69	5.38	5.82

5 years	–0.16	–5.93	–3.81	–5.08	–3.88	–3.88	–2.59	–5.98	–1.37	1.12
Annual average	–0.03	–1.22	–0.77	–1.04	–0.79	–0.79	–0.52	–1.23	–0.28	0.22

3 years	–23.78	–28.15	–25.45	–26.95	–25.51	–25.51	–24.92	–27.54	–24.32	–23.21
Annual average	–8.65	–10.43	–9.33	–9.94	–9.35	–9.35	–9.11	–10.18	–8.87	–8.43

1 year	–42.80	–46.09	–43.20	–45.57	–43.26	–43.74	–43.11	–45.10	–42.94	–42.70

6 months	–35.59	–39.29	–35.83	–39.04	–35.83	–36.47	–35.73	–37.97	–35.68	–35.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

12

Comparative index returns For periods ended 10/31/08

		Lipper Mid-Cap
	Russell Midcap	Value Funds
	Value Index	category average*

Life of fund	65.36%	66.18%
Annual average	5.74	5.55

5 years	15.75	7.49
Annual average	2.97	1.37

3 years	–19.11	–20.61
Annual average	–6.82	–7.48

1 year	–38.83	–39.24

6 months	–32.63	–32.59

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 10/31/08 , there were 366, 354, 271, 206, and 80 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/08

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/08	$11.97	$12.70	$11.50	$11.47	$11.67	$12.09	$11.80	$12.01

10/31/08	7.71	8.18	7.38	7.36	7.50	7.77	7.59	7.74

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	108.10%	96.10%	94.65%	94.65%	94.55%	94.55%	98.98%	92.02%	103.76%	111.54%
Annual average	8.56	7.84	7.75	7.75	7.75	7.75	8.02	7.59	8.31	8.76

5 years	35.33	27.56	30.33	28.61	30.31	30.31	31.92	27.27	33.73	37.07
Annual average	6.24	4.99	5.44	5.16	5.44	5.44	5.70	4.94	5.99	6.51

3 years	–6.70	–12.07	–8.76	–10.59	–8.84	–8.84	–8.17	–11.37	–7.35	–5.97
Annual average	–2.29	–4.20	–3.01	–3.66	–3.04	–3.04	–2.80	–3.94	–2.51	–2.03

1 year	–25.68	–29.95	–26.29	–29.37	–26.28	–26.89	–26.11	–28.70	–25.86	–25.49

6 months	–14.19	–19.14	–14.57	–18.84	–14.60	–15.45	–14.53	–17.49	–14.30	–14.14

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Fund’s annual operating expenses For the fiscal year ended 4/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Total annual fund operating expenses	1.28	2.03	2.03	1.78	1.53	1.03

* Reflects Putnam Management’s decision to contractually limit expenses through 4/30/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from May 1, 2008, to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.39	$8.48	$8.48	$7.45	$6.42	$4.35

Ending value (after expenses)	$644.10	$641.70	$641.70	$642.70	$643.20	$644.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2008, use the following calculation method. To find the value of your investment on May 1, 2008, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.61	$10.41	$10.41	$9.15	$7.88	$5.35

Ending value (after expenses)	$1,018.65	$1,014.87	$1,014.87	$1,016.13	$1,017.39	$1,019.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Average annualized expense
ratio for Lipper peer group*	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

15

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Mid Cap Value Fund	71%	63%	64%	89%	84%

Lipper Mid-Cap Value Funds
category average	80%	79%	82%	90%	74%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on April 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 10/31/08.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available.Those measures are weighted and averaged to produce the fund’s Morningstar Risk.The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved.The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund’s Portfolio Manager is James Polk.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2008, and October 31, 2007.

Trustee and Putnam employee fund ownership

As of October 31, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$93,000	$33,000,000

Putnam employees	$4,303,000	$396,000,000

Other Putnam funds managed by the Portfolio Manager

James Polk may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s portfolio management

During the reporting period ended October 31, 2008, Edward Shadek left your fund’s management team.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The

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Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years,

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the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile

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being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	49th

Three-year period	39th

Five-year period	61st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 313, 242, and 194 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mid-Cap Value Funds category for the one-year and five-year periods ended September 30, 2008 were 80% and 71%, respectively. Over the one-year and five-year periods ended September 30, 2008, your fund ranked 287th out of 359 and 149th out of 209 funds, respectively. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

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that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www. putnam.com, and on the SEC’s Web site, www. sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

25

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 10/31/08 (Unaudited)

COMMON STOCKS (97.7%)*	Shares	Value

Aerospace and defense (1.5%)
L-3 Communications Holdings, Inc.	100,900	$8,190,053

		8,190,053
Airlines (1.5%)
UAL Corp. S	553,400	8,057,504

		8,057,504
Banking (7.1%)
City National Corp.	78,100	4,180,693

Cullen/Frost Bankers, Inc.	86,400	4,835,808

Fifth Third Bancorp	623,300	6,762,805

First Citizens BancShares, Inc. Class A	69,070	10,562,184

TCF Financial Corp.	457,200	8,110,728

UMB Financial Corp.	92,700	4,202,091

		38,654,309
Building materials (1.6%)
Stanley Works (The)	265,200	8,682,648

		8,682,648
Chemicals (1.9%)
Celanese Corp. Ser. A	400,000	5,544,000

PPG Industries, Inc.	95,800	4,749,764

		10,293,764
Coal (0.8%)
Massey Energy Co.	198,400	4,581,056

		4,581,056
Commercial and consumer services (0.9%)
URS Corp. †	174,700	5,134,433

		5,134,433
Construction (0.5%)
USG Corp. †	193,700	2,870,634

		2,870,634
Consumer (0.8%)
Harman International Industries, Inc.	247,500	4,546,575

		4,546,575
Consumer goods (4.3%)
Clorox Co.	156,800	9,535,008

Newell Rubbermaid, Inc.	526,800	7,243,500

Weight Watchers International, Inc.	216,000	6,756,480

		23,534,988
Containers (0.4%)
Owens-Illinois, Inc. †	93,901	2,148,455

		2,148,455
Electric utilities (4.9%)
Edison International	258,700	9,207,133

PG&E Corp.	152,700	5,599,509

Progress Energy, Inc.	104,380	4,109,441

Wisconsin Energy Corp.	180,000	7,830,000

		26,746,083
Electrical equipment (1.6%)
WESCO International, Inc. †	424,600	8,441,048

		8,441,048
Electronics (1.8%)
Avnet, Inc. †	243,200	4,071,168

General Cable Corp. † S	337,900	5,771,332

		9,842,500

27

COMMON STOCKS (97.7%)* cont.	Shares	Value

Energy (oil field) (1.8%)
National-Oilwell Varco, Inc. †	191,233	$5,715,954

Oceaneering International, Inc. †	137,800	3,881,826

		9,597,780
Financial (3.7%)
CIT Group, Inc.	1,329,400	5,503,716

Nasdaq OMX Group, Inc. (The) †	442,200	14,353,812

		19,857,528
Gaming and lottery (1.0%)
Scientific Games Corp. Class A † S	287,300	5,171,400

		5,171,400
Health-care services (9.1%)
AmerisourceBergen Corp.	290,500	9,083,935

Coventry Health Care, Inc. † S	349,827	4,614,218

Omnicare, Inc. S	813,230	22,420,751

Pediatrix Medical Group, Inc. †	344,400	13,311,060

		49,429,964
Insurance (11.0%)
Fidelity National Title Group, Inc. Class A	874,900	7,882,849

Marsh & McLennan Cos., Inc.	351,600	10,308,912

PartnerRe, Ltd. (Bermuda)	57,900	3,919,251

Progressive Corp. (The)	641,700	9,157,059

Reinsurance Group of America, Inc. Class A ##	46,950	1,753,113

W.R. Berkley Corp.	704,200	18,499,334

Willis Group Holdings, Ltd. (United Kingdom)	187,400	4,917,376

XL Capital, Ltd. Class A (Bermuda)	347,000	3,365,900

		59,803,794
Investment banking/Brokerage (1.7%)
Ameriprise Financial, Inc.	238,262	5,146,459

Eaton Vance Corp.	175,500	3,861,000

		9,007,459
Machinery (1.4%)
Kennametal, Inc.	361,000	7,660,420

		7,660,420
Media (1.7%)
Interpublic Group of Companies, Inc. (The) † S	1,770,600	9,189,414

		9,189,414
Metals (1.9%)
Steel Dynamics, Inc.	398,300	4,747,736

United States Steel Corp.	145,100	5,351,288

		10,099,024
Natural gas utilities (3.4%)
National Fuel Gas Co.	215,600	7,802,564

Questar Corp.	305,100	10,513,746

		18,316,310
Oil and gas (3.9%)
Cabot Oil & Gas Corp. Class A S	185,200	5,198,564

Frontier Oil Corp.	337,000	4,451,770

Newfield Exploration Co. †	306,700	7,047,966

Pioneer Natural Resources Co.	151,200	4,207,896

		20,906,196
Pharmaceuticals (1.8%)
Sepracor, Inc. †	751,100	10,004,652

		10,004,652

28

COMMON STOCKS (97.7%)* cont.	Shares	Value

Power producers (0.5%)
Reliant Resources, Inc. †	487,400	$2,558,850

		2,558,850
Real estate (1.4%)
Annaly Capital Management, Inc. R	407,790	5,668,281

Colonial Properties Trust R	182,500	1,923,550

		7,591,831
Retail (11.5%)
Abercrombie & Fitch Co. Class A	447,200	12,950,912

BJ’s Wholesale Club, Inc. † S	352,111	12,394,307

OfficeMax, Inc. S	1,654,800	13,321,140

Ross Stores, Inc.	192,400	6,289,556

Sally Beauty Holdings, Inc. † S	2,014,195	10,232,111

Timberland Co. (The) Class A † S	597,539	7,230,222

		62,418,248
Semiconductor (5.2%)
Atmel Corp. †	3,940,000	16,351,000

Maxim Integrated Products, Inc.	866,100	11,778,960

		28,129,960
Shipping (4.1%)
Con-way, Inc.	439,680	14,966,707

DryShips, Inc. (Greece) S	383,100	7,374,675

		22,341,382
Software (3.0%)
McAfee, Inc. †	314,620	10,240,881

Parametric Technology Corp. †	481,100	6,249,489

		16,490,370
Total common stocks (cost $738,813,888)		$530,298,632

SHORT-TERM INVESTMENTS (13. 5%)*	Principal amount/shares	Value

Federated Prime Obligations Fund	16,776,702	$16,776,702

Short-term investments held as collateral for loaned
securities with yields ranging from 0.13% to 2.68%
and due dates ranging from November 3, 2008
to November 10, 2008 [d]	$56,663,985	56,650,734

Total short-term investments (cost $73,427,436)		$73,427,436

TOTAL INVESTMENTS

Total investments (cost $812,241,324)		$603,726,068

* Percentages indicated are based on net assets of $542,982,633.

† Non-income-producing security.

## Forward commitments, in part or in entirety (Note 1).

d See Note 1 to the financial statements.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at October 31, 2008.

At October 31, 2008, liquid assets totaling $1,591,136 have been designated as collateral for open forward commitments.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$547,075,334	$—

Level 2	56,650,734	—

Level 3	—	—

Total	$603,726,068	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 10/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $53,214,260 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $812,241,324)	$603,726,068

Cash	155,524

Dividends, interest and other receivables	487,685

Receivable for shares of the fund sold	1,408,051

Receivable for securities sold	13,148,766

Total assets	618,926,094

LIABILITIES

Payable for securities purchased	14,415,030

Payable for purchases of delayed delivery securities (Note 1)	1,591,136

Payable for shares of the fund repurchased	1,557,610

Payable for compensation of Manager (Notes 2 and 5)	1,143,777

Payable for investor servicing fees (Note 2)	232,295

Payable for custodian fees (Note 2)	7,273

Payable for Trustee compensation and expenses (Note 2)	79,067

Payable for administrative services (Note 2)	4,135

Payable for distribution fees (Note 2)	146,069

Collateral on securities loaned, at value (Note 1)	56,650,734

Other accrued expenses	116,335

Total liabilities	75,943,461

Net assets	$542,982,633

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$861,638,238

Undistributed net investment income (Note 1)	1,445,379

Accumulated net realized loss on investments (Note 1)	(111,585,728)

Net unrealized depreciation of investments	(208,515,256)

Total — Representing net assets applicable to capital shares outstanding	$542,982,633

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($444,322,562 divided by 57,642,079 shares)	$7.71

Offering price per class A share (100/94.25 of $7.71)*	$8.18

Net asset value and offering price per class B share ($35,079,412 divided by 4,755,599 shares)**	$7.38

Net asset value and offering price per class C share ($16,624,998 divided by 2,257,948 shares)**	$7.36

Net asset value and redemption price per class M share ($3,973,928 divided by 529,932 shares)	$7.50

Offering price per class M share (100/96.50 of $7.50)*	$7.77

Net asset value, offering price and redemption price per class R share
($5,106,282 divided by 672,894 shares)	$7.59

Net asset value, offering price and redemption price per class Y share
($37,875,451 divided by 4,891,126 shares)	$7.74

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Six months ended 10/31/08 (Unaudited)

INVESTMENT INCOME

Dividends	$5,996,084

Interest (including interest income of $359,640 from investments in affiliated issuers) (Note 5)	439,544

Securities lending	405,057

Total investment income	6,840,685

EXPENSES

Compensation of Manager (Note 2)	2,662,002

Investor servicing fees (Note 2)	1,483,385

Custodian fees (Note 2)	9,029

Trustee compensation and expenses (Note 2)	23,150

Administrative services (Note 2)	12,847

Distribution fees — Class A (Note 2)	803,605

Distribution fees — Class B (Note 2)	325,151

Distribution fees — Class C (Note 2)	131,170

Distribution fees — Class M (Note 2)	25,178

Distribution fees — Class R (Note 2)	17,400

Other	121,382

Fees waived and reimbursed by Manager (Notes 2 and 5)	(93,350)

Total expenses	5,520,949
Expense reduction (Note 2)	(40,122)

Net expenses	5,480,827

Net investment income	1,359,858

Net realized loss on investments (Notes 1 and 3)	(91,006,505)

Net realized loss on futures contracts (Note 1)	(15,706)

Net unrealized depreciation of investments and future contracts during the period	(235,660,261)

Net loss on investments	(326,682,472)

Net decrease in net assets resulting from operations	$(325,322,614)

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/08*	Year ended 4/30/08

Operations:
Net investment income	$1,359,858	$1,076,672

Net realized gain (loss) on investments	(91,022,211)	59,310,028

Net unrealized depreciation of investments	(235,660,261)	(183,939,739)

Net decrease in net assets resulting from operations	(325,322,614)	(123,553,039)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(2,669,498)

Class B	—	—

Class C	—	—

Class M	—	—

Class R	—	(20,840)

Class Y	—	(431,757)

Net realized short-term gain on investments

Class A	—	(29,392,166)

Class B	—	(5,177,970)

Class C	—	(1,830,878)

Class M	—	(532,138)

Class R	—	(341,395)

Class Y	—	(2,871,111)

From return of capital
Class A	—	(230,896)

Class B	—	(40,676)

Class C	—	(14,383)

Class M	—	(4,180)

Class R	—	(2,682)

Class Y	—	(22,554)

From net realized long-term gain on investments
Class A	—	(76,194,080)

Class B	—	(13,422,986)

Class C	—	(4,746,234)

Class M	—	(1,379,475)

Class R	—	(885,007)

Class Y	—	(7,442,856)

Redemption fees (Note 1)	3,276	1,385

Increase (decrease) from capital share transactions (Note 4)	155,865,493	(73,867,539)

Total decrease in net assets	(169,453,845)	(345,072,955)

NET ASSETS

Beginning of period	712,436,478	1,057,509,433

End of period (including undistributed net investment
income of $1,445,379 and $85,521, respectively)	$542,982,633	$712,436,478

* Unaudited

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net											Ratio of net
	Net asset		realized and			From net							Ratio	investment
	value,	Net	unrealized	Total from	From net	realized					Total return	Net assets,	of expenses	income (loss)
	beginning	investment	gain (loss) on	investment	investment	gain on	From return	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	investments	operations	income	investments	of capital	distributions	fees	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A
October 31, 2008 **	$11.97	.02 [d]	(4.28)	(4.26)	—	—	—	—	— [e]	$7.71	(35.59) *	$444,323	.66 *[d]	.21 *[d]	54.28 *
April 30, 2008	16.26	.04 [d]	(1.85)	(1.81)	(.06)	(2.41)	(.01)	(2.48)	— [e]	11.97	(12.18)	527,392	1.27 [d]	.25 [d]	70.64
April 30, 2007	15.91	.24 [d,f]	1.95	2.19	(.24)	(1.60)	—	(1.84)	— [e]	16.26	14.66	707,081	1.23 [d]	1.53 [d,f]	63.15
April 30, 2006	13.88	.04 [d,g]	3.70	3.74	(.01)	(1.70)	—	(1.71)	— [e]	15.91	28.18	614,761	1.22 [d,g]	.28 [d,g]	63.63
April 30, 2005	12.53	.03 [d,h]	1.51	1.54	— [e]	(.19)	—	(.19)	— [e]	13.88	12.31	455,115	1.30 [d]	.21 [d,h]	88.96
April 30, 2004	9.67	.05	2.82	2.87	(.01)	—	—	(.01)	—	12.53	29.72	378,117	1.28	.46	83.90

Class B
October 31, 2008 **	$11.50	(.02) [d]	(4.10)	(4.12)	—	—	—	—	— [e]	$7.38	(35.83) *	$35,079	1.03 *[d]	(.17) *[d]	54.28 *
April 30, 2008	15.76	(.07) [d]	(1.77)	(1.84)	—	(2.41)	(.01)	(2.42)	— [e]	11.50	(12.78)	81,207	2.02 [d]	(.49) [d]	70.64
April 30, 2007	15.46	.12 [d,f]	1.89	2.01	(.11)	(1.60)	—	(1.71)	— [e]	15.76	13.79	228,560	1.98 [d]	.78 [d,f]	63.15
April 30, 2006	13.62	(.07) [d,g]	3.61	3.54	—	(1.70)	—	(1.70)	— [e]	15.46	27.18	276,306	1.97 [d,g]	(.46) [d,g]	63.63
April 30, 2005	12.39	(.07) [d,h]	1.49	1.42	—	(.19)	—	(.19)	— [e]	13.62	11.47	259,429	2.05 [d]	(.52) [d,h]	88.96
April 30, 2004	9.62	(.03)	2.80	2.77	—	—	—	—	—	12.39	28.79	271,485	2.03	(.28)	83.90

Class C
October 31, 2008 **	$11.47	(.02) [d]	(4.09)	(4.11)	—	—	—	—	— [e]	$7.36	(35.83) *	$16,625	1.03 *[d]	(.17) *[d]	54.28 *
April 30, 2008	15.74	(.07) [d]	(1.78)	(1.85)	—	(2.41)	(.01)	(2.42)	— [e]	11.47	(12.87)	30,367	2.02 [d]	(.50) [d]	70.64
April 30, 2007	15.47	.12 [d,f]	1.88	2.00	(.13)	(1.60)	—	(1.73)	— [e]	15.74	13.77	45,357	1.98 [d]	.80 [d,f]	63.15
April 30, 2006	13.62	(.07) [d,g]	3.62	3.55	—	(1.70)	—	(1.70)	— [e]	15.47	27.26	39,800	1.97 [d,g]	(.47) [d,g]	63.63
April 30, 2005	12.39	(.07) [d,h]	1.49	1.42	—	(.19)	—	(.19)	— [e]	13.62	11.47	30,903	2.05 [d]	(.52) [d,h]	88.96
April 30, 2004	9.62	(.03)	2.80	2.77	—	—	—	—	—	12.39	28.79	30,149	2.03	(.29)	83.90

Class M
October 31, 2008 **	$11.67	(.01) [d]	(4.16)	(4.17)	—	—	—	—	— [e]	$7.50	(35.73) *	$3,974	.91 *[d]	(.05) *[d]	54.28 *
April 30, 2008	15.93	(.03) [d]	(1.81)	(1.84)	—	(2.41)	(.01)	(2.42)	— [e]	11.67	(12.64)	8,204	1.77 [d]	(.24) [d]	70.64
April 30, 2007	15.63	.16 [d,f]	1.90	2.06	(.16)	(1.60)	—	(1.76)	— [e]	15.93	14.04	15,160	1.73 [d]	1.03 [d,f]	63.15
April 30, 2006	13.71	(.03) [d,g]	3.65	3.62	—	(1.70)	—	(1.70)	— [e]	15.63	27.61	14,075	1.72 [d,g]	(.21) [d,g]	63.63
April 30, 2005	12.44	(.04) [d,h]	1.50	1.46	—	(.19)	—	(.19)	— [e]	13.71	11.74	13,306	1.80 [d]	(.28) [d,h]	88.96
April 30, 2004	9.64	— [e]	2.80	2.80	—	—	—	—	—	12.44	29.05	12,513	1.78	(.03)	83.90

Class R
October 31, 2008 **	$11.80	.01 [d]	(4.22)	(4.21)	—	—	—	—	— [e]	$7.59	(35.68) *	$5,106	.78 *[d]	.08 *[d]	54.28 *
April 30, 2008	16.08	— [d,e]	(1.82)	(1.82)	(.04)	(2.41)	(.01)	(2.46)	— [e]	11.80	(12.39)	7,143	1.52 [d]	.01 [d]	70.64
April 30, 2007	15.77	.18 [d,f]	1.95	2.13	(.22)	(1.60)	—	(1.82)	— [e]	16.08	14.39	6,110	1.48 [d]	1.21 [d,f]	63.15
April 30, 2006	13.81	(.01) [d,g]	3.69	3.68	(.02)	(1.70)	—	(1.72)	— [e]	15.77	27.86	2,959	1.47 [d,g]	(.03) [d,g]	63.63
April 30, 2005	12.50	(.03) [d,h]	1.54	1.51	(.01)	(.19)	—	(.20)	— [e]	13.81	12.06	345	1.55 [d]	(.18) [d,h]	88.96
April 30, 2004	9.67	.03	2.82	2.85	(.02)	—	—	(.02)	—	12.50	29.43	15	1.53	.21	83.90

Class Y
October 31, 2008 **	$12.01	.04 [d]	(4.31)	(4.27)	—	—	—	—	— [e]	$7.74	(35.55) *	$37,875	.53 *[d]	.33 *[d]	54.28 *
April 30, 2008	16.30	.07 [d]	(1.84)	(1.77)	(.10)	(2.41)	(.01)	(2.52)	— [e]	12.01	(11.91)	58,124	1.02 [d]	.51 [d]	70.64
April 30, 2007	15.94	.27 [d,f]	1.97	2.24	(.28)	(1.60)	—	(1.88)	— [e]	16.30	14.96	55,241	.98 [d]	1.76 [d,f]	63.15
April 30, 2006	13.90	.08 [d,g]	3.71	3.79	(.05)	(1.70)	—	(1.75)	— [e]	15.94	28.50	46,314	.97 [d,g]	.52 [d,g]	63.63
April 30, 2005	12.55	.06 [d,h]	1.51	1.57	(.03)	(.19)	—	(.22)	— [e]	13.90	12.53	36,322	1.05 [d]	.45 [d,h]	88.96
April 30, 2004	9.68	.08	2.83	2.91	(.04)	—	—	(.04)	—	12.55	30.06	24,872	1.03	.71	83.90

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

October 31, 2008	0.01%

April 30, 2008	0.01

April 30, 2007	<0.01

April 30, 2006	<0.01

April 30, 2005	<0.01

e Amount represents less than $0.01 per share.

f Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.17	1.10%

Class B	0.16	1.10

Class C	0.17	1.13

Class M	0.17	1.10

Class R	0.16	1.06

Class Y	0.17	1.09

g Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended April 30, 2006.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 10/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Mid Cap Value Fund (the “fund”) is a series of Putnam Investment Funds (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value.The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable

37

period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities.When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2008, the value of securities loaned amounted to

38

$53,214,260. The fund received cash collateral of $56,650,734 which is pooled with collateral of other Putnam funds into 15 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2009 $17,652,910 of losses recognized during the period November 1, 2007 to April 30, 2008.

The aggregate identified cost on a tax basis is $815,067,529, resulting in gross unrealized appreciation and depreciation of $27,334,251 and $238,675,712, respectively, or net unrealized depreciation of $211,341,461.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended October 31, 2008, Putnam Management waived $80,154 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by theTrustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets

39

in the fund. During the period ended October 31, 2008, the fund incurred $1,483,385 for investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended October 31, 2008, the fund’s expenses were reduced by $19,387 under the expense offset arrangements and by $20,735 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $501, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended October 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $21,526 and $175 from the sale of class A and class M shares, respectively, and received $45,708 and $1,156 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $388 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $577,493,169 and $412,003,837, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At October 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

40

	Six months ended 10/31/08		Year ended 4/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	25,812,096	$ 312,541,351	11,359,043	$173,993,786

Shares issued in connection with	—	—	7,957,847	102,258,356
reinvestment of distributions

	25,812,096	312,541,351	19,316,890	276,252,142

Shares repurchased	(12,232,122)	(129,554,380)	(18,742,615)	(255,052,696)

Net increase	13,579,974	$182,986,971	574,275	$21,199,446

	Six months ended 10/31/08		Year ended 4/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	206,411	$2,127,507	700,594	$9,831,363

Shares issued in connection with	—	—	1,393,404	17,250,338
reinvestment of distributions

	206,411	2,127,507	2,093,998	27,081,701

Shares repurchased	(2,514,286)	(25,256,753)	(9,529,955)	(141,473,310)

Net decrease	(2,307,875)	$(23,129,246)	(7,435,957)	$(114,391,609)

	Six months ended 10/31/08		Year ended 4/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	88,331	$860,791	401,851	$5,709,070

Shares issued in connection with	—	—	454,007	5,611,525
reinvestment of distributions

	88,331	860,791	855,858	11,320,595

Shares repurchased	(476,936)	(4,795,495)	(1,090,652)	(14,059,135)

Net decrease	(388,605)	$(3,934,704)	(234,794)	$(2,738,540)

	Six months ended 10/31/08		Year ended 4/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	10,933	$109,124	53,263	$784,040

Shares issued in connection with	—	—	149,337	1,875,677
reinvestment of distributions

	10,933	109,124	202,600	2,659,717

Shares repurchased	(183,761)	(1,918,673)	(451,488)	(5,979,073)

Net decrease	(172,828)	$(1,809,549)	(248,888)	$(3,319,356)

	Six months ended 10/31/08		Year ended 4/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	167,293	$1,762,772	373,124	$5,200,248

Shares issued in connection with	—	—	97,239	1,232,990
reinvestment of distributions

	167,293	1,762,772	470,363	6,433,238

Shares repurchased	(99,873)	(1,014,734)	(244,974)	(3,223,304)

Net increase	67,420	$748,038	225,389	$3,209,934

41

	Six months ended 10/31/08		Year ended 4/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	934,917	$10,206,483	2,307,397	$34,323,413

Shares issued in connection with	—	—	836,047	10,768,278
reinvestment of distributions

	934,917	10,206,483	3,143,444	45,091,691

Shares repurchased	(884,303)	(9,202,500)	(1,691,151)	(22,919,105)

Net increase	50,614	$1,003,983	1,452,293	$22,172,586

Note 5: Investment in Putnam Prime Money
Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended October 31, 2008, management fees paid were reduced by $13,196 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $359,640 for the period ended October 31, 2008. During the period ended October 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $210,342,624 and $234,730,329, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) - an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Putnam Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

Note 8: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

42

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended October 31, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Morgan Stanley & Co., UBS Securities, Credit Suisse First Boston, Citigroup Global Markets, and RBC Capital Markets. Commissions paid to these firms together represented approximately 43% of the total brokerage commissions paid for the year ended October 31, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are Bear Stearns & Co., CIBC World Markets, SG Cowen Securities, Goldman, Sachs & Co., Investment Technology, Lehman Brothers, Merrill Lynch, Pierce, Fenner and Smith, J.P. Morgan Securities, Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

43

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and Chief
Marketing Services	Principal Executive Officer,	Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and BSA
	Jonathan S. Horwitz	Compliance Officer
Custodian	Senior Vice President
State Street Bank and Trust	and Treasurer	Judith Cohen
Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and Principal
Ropes & Gray LLP	Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson A. Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant
Charles B. Curtis		Clerk, Assistant Treasurer
Robert J. Darretta	Susan G. Malloy	and Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Robert L. Reynolds	Vice President
Richard B. Worley

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA075 253900 12/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2008